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                       FIRST AMENDMENT
                             TO
              SUPPLEMENTAL RETIREMENT PLAN FOR
       EXECUTIVES OF NATIONAL SERVICE INDUSTRIES, INC.
  (As Amended and Restated Effective as of January 1, 1994)




     THIS AMENDMENT made this 16th day of March, 1994, by

NATIONAL SERVICE INDUSTRIES, INC. (the "Company");

     WHEREAS, the Company maintains the Supplemental

Retirement Plan for Executives of National Service

Industries, Inc. (the "Plan") for the benefit of certain

eligible executives of the Company; and

     WHEREAS, the Plan was amended and restated effective as

of January 1, 1994; and

     WHEREAS, the Company now desires to clarify certain

provisions of the Plan in the manner hereinafter provided;

     NOW, THEREFORE, the Plan is hereby amended as follows:

                             1.

     Section 1.1(a)(i) is hereby amended by adding the

following after the parenthetical in the seventh line of the present section:

     ", increased for purposes of this offset for any

     Participant who would not have been eligible for

     Early Retirement under Pension Plan C as in effect

     prior to February 15, 1989, but who elects Early

     Retirement hereunder, by recalculating his

     February 14, 1989 accrued benefit as if he were

     eligible for an Early Retirement benefit".


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                             2.

     Section 1.1(gg)(2) is hereby amended by deleting the

language after the word "assuming" in the fourth line of the present section and substituting the following therefor:

     "that he had no Compensation or other earnings

     after his date of termination of employment; and"

                             3.

     The amendment in Paragraph 1 shall be effective as of

January 1, 1994 and the amendment in Paragraph 2 shall be

effective as of July 1, 1983.  Except as hereby amended, the

Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this First

Amendment to be executed by its duly authorized officers the day and year first above written.



ATTEST:                      NATIONAL SERVICE INDUSTRIES, INC.



/S/ Kenyon W. Murphy         By: /S/ David Levy
                               David Levy
                               Executive Vice President,
                               Administration and Counsel
(CORPORATE SEAL)